Exhibit 25

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER

THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of

a Trustee Pursuant to Section 305(b)(2)

U.S. BANK NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

31-0841368

I.R.S. Employer Identification No.

601 Second Avenue South
Minneapolis, MN	55402
(Address of principal executive offices)	(Zip Code)

Patricia M. Child

U.S. Bank National Association

209 South LaSalle Street, Suite 300

Chicago, Illinois 60604

Telephone (312) 325-8902

(Name, address and telephone number of agent for service)

HOUSEHOLD MORTGAGE LOAN TRUST 2004-HC1

(Exact name of obligor as specified in its charter)

Delaware	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Bank of New York 101 Barclay Street, 8W New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

HOUSEHOLD MORTGAGE FUNDING CORPORATION III

(Exact name of sponsor of the obligor as specified in its charter)

Delaware	71-0888429
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1111 Town Center Drive Las Vegas, Nevada	89144
(Address of Principal Executive Offices)	(Zip Code)

Household Mortgage Loan Trust 2004-HC1

Closed-End Mortgage Loan Asset Backed Notes, Series 2004-HC1

(Title of the Indenture Securities)

FORM T-1

Item 1.                    GENERAL INFORMATION.  Furnish the following information as to the Trustee.

a)                                      Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Washington, D.C.

b)                                     Whether it is authorized to exercise corporate trust powers

Yes

Item 2.                    AFFILIATIONS WITH OBLIGOR.  If the obligor is an affiliate of the Trustee, describe each such affiliation.

None

Items 3-15             Items 3-15 are not applicable because to the best of the Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.                 LIST OF EXHIBITS:  List below all exhibits filed as a part of this statement of eligibility and qualification.

1.                                       A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-67188.*

2.                                       A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-67188.*

3.                                       A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-67188.*

4.                                       A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-67188.*

5.                                       Not applicable.

6.                                       The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-67188.*

7.                                       Report of Condition of the Trustee as of March 31, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

8.                                       Not applicable.

9.                                       Not applicable.

*Exhibits thus designated are incorporated herein by reference to Exhibits bearing identical numbers in Items 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois on the 19th day of August, 2004.

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Patricia M. Child
Patricia M. Child
Vice President

Exhibit 7

U.S. Bank National Association

Statement of Financial Condition

As of 3/31/2004

($000’s)

3/31/2004
Assets
Cash and Due From Depository Institutions	$7,180,778
Federal Reserve Stock	0
Securities	45,038,794
Federal Funds	2,593,702
Loans & Lease Financing Receivables	116,474,594
Fixed Assets	1,789,213
Intangible Assets	10,532,022
Other Assets	7,996,466
Total Assets	$191,605,569

Liabilities
Deposits	$126,605,087
Fed Funds	5,698,785
Treasury Demand Notes	3,981,328
Trading Liabilities	252,912
Other Borrowed Money	23,295,560
Acceptances	148,067
Subordinated Notes and Debentures	5,807,310
Other Liabilities	5,587,914
Total Liabilities	$171,376,963

Equity
Minority Interest in Subsidiaries	$1,005,645
Common and Preferred Stock	18,200
Surplus	11,677,397
Undivided Profits	7,527,364
Total Equity Capital	$20,228,606

Total Liabilities and Equity Capital	$191,605,569

To the best of the undersigned’s determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:	/s/ Patricia M. Child
Vice President

Date:	August 19, 2004